Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uroplasty, Inc. (the “Company”) on Form 10-KSB for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam B. Humphries, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Sam B. Humphries

Sam B. Humphries President and Chief Executive Officer

Dated: June 29, 2005

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uroplasty, Inc. (the “Company”) on Form 10-KSB for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel G. Holman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel G. Holman

Daniel G. Holman Chief Financial Officer

Dated: June 29, 2005